UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD.

On January 20, 2017, Life Partners Holdings, Inc. (the “Company”) and its direct and indirect subsidiaries, Life Partners, Inc. and LPI Financial Services, Inc., filed with the United States Bankruptcy Court for the Northern District of Texas unaudited and unreviewed quarterly operating reports for the Company and its direct and indirect subsidiaries for the quarter ended December 31, 2016 (the “Quarterly Operating Reports”). The Quarterly Operating Reports are attached to this current report on Form 8-K as Exhibit 99.1 through Exhibit 99.3 and are incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1 through Exhibit 99.3, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01            Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Quarterly Operating Report for the quarter ended December 31, 2016 for Life Partners Holdings, Inc.

99.2	Quarterly Operating Report for the quarter ended December 31, 2016 for Life Partners, Inc.

99.3	Quarterly Operating Report for the quarter ended December 31, 2016 for LPI Financial Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: January 26, 2017	By:	/s/ Eduardo S. Espinosa
Eduardo S. Espinosa
President

INDEX TO EXHIBITS

Item	Exhibit

99.1	Quarterly Operating Report for the quarter ended December 31, 2016 for Life Partners Holdings, Inc.

99.2	Quarterly Operating Report for the quarter ended December 31, 2016 for Life Partners, Inc.

99.3	Quarterly Operating Report for the quarter ended December 31, 2016 for LPI Financial Services, Inc.